SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) August 22, 2003

Community Capital Corporation

(Exact Name of Registrant as Specified in Its Charter)

South Carolina	0-18460	57-0866395
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification)

1402-C Highway 72, Greenwood, South Carolina 29649

(Address, Including Zip Code of Principal Executive Offices)

(864) 941-8200

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 7.	Financial Statements and Exhibits.

(a) – (b) Not applicable.

(c) Exhibits.

Exhibit 99.1 – Community Capital Corporation PowerPoint Presentation (Converted in accordance with Rule 304e of Regulation S-T, as commented on by Securities and Exchange Commission at http://www.sec.gov/info/edgar/ednews/textgraphs.htm) for Symposium Held on August 22, 2003

Item 9.	Regulation FD Disclosure.

On August 21-22, 2003, we are scheduled to participate in the inaugural South Carolina Bank Investors Symposium 2003 held at the Hyatt Regency Greenville in Greenville, South Carolina. The Symposium features executives from several South Carolina publicly traded financial institutions, with our company’s executives scheduled to speak at 9:35 a.m. eastern time on August 22, 2003. A copy of our Symposium presentation materials is attached hereto as Exhibit 99.1. We are the holding company of CapitalBank and trade under the symbol “CYL”.

Certain of the statements contained in this report on Form 8-K and in the attached materials that are not historical facts are forward-looking statements subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. We caution readers of this report and the materials that such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from those expressed or implied by such forward-looking statements. Although we believe that our expectations of future performance are based on reasonable assumptions within the bounds of our knowledge of our business and operations, we have no assurance that actual results will not differ materially from our expectations. Factors that could cause actual results to differ from expectations include, among other things: (1) the challenges, costs, and complications associated with the continued development of our branches; (2) the potential that loan charge-offs may exceed the allowance for loan losses or that such allowance will be increased as a result of factors beyond our control; (3) our dependence on senior management; (4) competition from existing financial institutions operating in our market areas as well as the entry into such areas of new competitors with greater resources, broader branch networks, and more comprehensive services; (5) adverse conditions in the stock market, the public debt market, and other capital markets (including changes in interest rate conditions); (6) changes in deposit rates, the net interest margin, and funding sources; (7) inflation, interest rate, market, and monetary fluctuations; (8) risks inherent in making loans including repayment risks and value of collateral; (9) the strength of the United States economy in general and the strength of the local economies in which we conduct operations may be different than expected resulting in, among other things, a deterioration in credit quality or a reduced demand for credit, including the resultant effect on our loan portfolio and allowance for loan losses; (10) fluctuations in consumer spending and saving habits; (11) the demand for our products and services; (12) technological changes; (13) the challenges and uncertainties in the implementation of our expansion and development strategies; (14) the ability to increase market share; (15) the adequacy of expense projections and estimates of impairment loss; (16) the impact of changes in accounting policies by the Securities and Exchange Commission; (17) unanticipated regulatory or judicial proceedings; (18) the potential negative effects of future legislation affecting financial institutions (including without limitation laws concerning taxes, banking, securities, and insurance); (19) the effects of, and changes in, trade, monetary, and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; (20) the timely development and acceptance of products and services, including products and services offered through alternative delivery channels such as the Internet; (21) the impact on our business, as well as on the risks set forth above, of various domestic or international military or terrorist activities or conflicts; (22) other factors described in this report and in our other reports filed with the Securities and Exchange Commission; and (23) our success at managing the risks involved in the foregoing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY CAPITAL CORPORATION

Date: August 22, 2003	By	/s/ WILLIAM G. STEVENS
William G. Stevens
	Its:	President and Chief Executive Officer

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